                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 17, 1998
                                                  --------------

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          KENTUCKY                      0-25960                 61-1256535
-------------------------------   ---------------------   ----------------------
(State or other jurisdiction of   (Commission File No.)  (IRS Employer I.D. No.)
       incorporation)




                 1065 Burlington Pike, Florence, Kentucky 41042
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:          (606) 371-2340
                                                    ----------------------------

Item 5.           Other Events.
-------           -------------

         On April 17, 1998, the Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation ("BKFC"), declared a stock dividend on its common stock. For each share of BKFC common stock held on April 30, 1998, the stockholder will receive an additional share of BKFC common stock. The dividend will be paid on May 8, 1998.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THE BANK OF KENTUCKY FINANCIAL
                                             CORPORATION



                                           By: /s/ Robert W. Zapp
                                               --------------------------------
                                               Robert W. Zapp
                                               President

Date:  April 21, 1998